UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 22, 2004

Date of Report: (Date of earliest event reported)

Computer Associates International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Computer Associates Plaza, Islandia, New York	11749

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 342-6000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operation and Financial Condition.
SIGNATURES
PRESS RELEASE

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibit
99.1 – Press release dated July 22, 2004

Item 12. Results of Operation and Financial Condition.

On July 22, 2004, Computer Associates International, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto. The information contained in the press release shall be considered to be filed under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

Dated: July 22, 2004	By:	/s/ Jeff Clarke

Jeff Clarke
Chief Operating Officer and
Chief Financial Officer